Exhibit 10.7

                                    GUARANTY

         This GUARANTY (as amended, restated, supplemented, or otherwise modified and in effect from time to time, this "Guaranty") is made as of this ___ day of _____, 2007 (this "Guaranty"), jointly and severally, by [_____________] (f/k/a Sonterra Resources Inc.), a Delaware corporation ("Sonterra"; Sonterra, together with each other person or entity who becomes a party to this Guaranty by execution of a joinder in the form of Exhibit A attached hereto, is referred to individually as a "Guarantor" and collectively as the "Guarantors"; provided, that the parties hereto agree that, as of the date hereof, Sonterra is the only Guarantor) in favor of VIKING ASSET MANAGEMENT L.L.C., a California limited liability company in its capacity as collateral agent (together with its successors and assigns in such capacity, the "Collateral Agent") for the benefit of Buyer (as hereinafter defined).

                              W I T N E S S E T H:

         WHEREAS, Sonterra, The Longview Fund, L.P., a California limited partnership ("Buyer") and certain officers of Sonterra are parties to that certain Amended and Restated Securities Purchase Agreement, dated effective as of July 9, 2007 (as amended, restated, supplemented, or otherwise modified from time to time, the "Purchase Agreement"), pursuant to which Buyer purchased (i) 333 shares (the "New Sonterra Shares") of common stock, no par value, of Sonterra ("Sonterra Common Stock"); for an aggregate amount of $9,990, which shares constitute 100% of the issued and outstanding Capital Stock of Sonterra, and (ii) a senior secured note of Sonterra in the initial principal amount of $322,500 (the "Deposit Note");

         WHEREAS, contemporaneously with the execution and delivery of that certain Securities Exchange and Additional Note Purchase Agreement, dated as of August 3, 2007 (the "Exchange Agreement"), between River Capital Group, Inc., a Delaware corporation (the "Company") and Buyer), the transactions contemplated by the Purchase Agreement to occur at the Equity Closing (as defined in the Purchase Agreement) and the transactions contemplated by the Cinco Purchase Agreement were consummated; without limiting the foregoing, pursuant to the Purchase Agreement, Buyer purchased from Sonterra a senior secured note of Sonterra in the initial principal amount of $5,990,010 (of which $322,500 represents refinancing of the Deposit Note, which is now being surrendered to Sonterra) (as amended, restated, supplemented, or otherwise modified from time to time, the "Sonterra Equity Note") and a warrant to purchase 50 shares of Sonterra Common Stock (as amended, restated, supplemented, or otherwise modified from time to time, the "Sonterra Warrants");

         WHEREAS, at the Flash Acquisition Closing (as defined in the Purchase Agreement), the transactions contemplated by the Purchase Agreement to occur at the Flash Acquisition Closing and the transactions contemplated by the Flash Purchase Agreement were consummated subject to the terms and conditions of the Purchase Agreement; without limiting the foregoing, pursuant to the Purchase Agreement, at the Flash Acquisition Closing Buyer purchased an additional senior secured note of Sonterra in the initial principal amount of $2,000,000 (as amended, restated, supplemented, or otherwise modified from time to time, the "Sonterra Non-Equity Note");


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         WHEREAS, at the Exchange Closing, subject to the terms and conditions thereof, Buyer (i) is exchanging all of its Sonterra Common Stock and the Sonterra Equity Note for common stock of the Company, par value $0.001 per share (the common stock of the Company being referred to herein as "RCGI Common Stock"; and any shares thereof being referred to herein as "RCGI Common Shares") (the RCGI Common Shares received by Buyer in such exchange being referred to as the "New RCGI Common Shares"), (ii) is exchanging the Sonterra Warrant for a warrant (such warrant, together with any warrants or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended or modified and in effect from time to time, the "RCGI Warrant") to purchase RCGI Common Shares (subject to adjustment to reflect the Reverse Stock Split and any other stock split, stock dividend, stock combination or similar transaction after the date thereof) (the "Warrant Shares"), which RCGI Warrant shall have a term of five years and be exercisable into the Warrant Shares at a price per Warrant Share (the "Warrant Exercise Price") equal to 110% of the quotient of $6,000,000 divided by the number of New RCGI Common Shares issued to Buyer at the Exchange Closing; [and (iii) is exchanging the Sonterra Non-Equity Note, if issued, for a senior secured note of the Company in an initial principal amount equal to the principal amount owing under the Sonterra Non-Equity Note on the Exchange Closing Date (such note, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended or modified from time to time, the "Initial RCGI Note");]

         WHEREAS, subject to the terms and conditions set forth in the Exchange Agreement, during the Additional Note Issuance Period (as defined therein), the Company will have the option to sell, and if the Company exercises such option Buyer shall be obligated to purchase, additional senior secured notes (including any promissory notes or other securities issued in exchange or substitution for such senior secured notes or replacement thereof, and as any of the same may be amended, restated, modified or supplemented and in effect from time to time, the "Additional RCGI Notes"; and, collectively with any Initial RCGI Note, the "Notes"), each with a maturity date of August 31, 2010, in an original aggregate principal amount of up to the result of $10,000,000 minus the original principal amount of the Initial RCGI Note;

         WHEREAS, pursuant to a Pledge Agreement of even date herewith (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "Company Pledge Agreement") by the Company in favor of the Collateral Agent, the Company has pledged a lien on and security interest in all of the issued and outstanding Capital Stock of Sonterra;

         WHEREAS, pursuant to a Security Agreement dated as of July 9, 2007, as amended by a First Amendment to Security Agreement of even date herewith (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "Security Agreement") between the Guarantor as "Debtor" (as defined therein and the Collateral Agent named therein, such Debtor has granted the Collateral Agent, for the benefit of Buyer, a first priority security interest in, lien upon and pledge of its rights in the Collateral (as defined in the Security Agreement); and

         WHEREAS, the Guarantor is a direct subsidiary of the Company and, as such, will derive substantial benefit and advantage from the loans and other financial accommodations available to the Company set forth in the Exchange

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Agreement, the Notes and the other Transaction Documents, and it will be to the
Guarantor's direct interest and economic benefit to assist the Company in procuring said Loans and other financial accommodations from Buyer.

         NOW, THEREFORE, for and in consideration of the premises and in order to induce Buyer to make the Loans, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby jointly and severally agrees as follows:

         1. Definitions: Capitalized terms used herein without definition and defined in the Exchange Agreement are used herein as defined therein. In addition, as used herein:

                  "Bankruptcy Code" shall mean the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. ss.101, et seq.), as amended and in effect from time to time thereunder.

                  "Obligations" shall mean (i) all obligations, liabilities and indebtedness of every nature of the Company from time to time owed or owing to the Buyer and Collateral Agent, including, without limitation, all obligations, liabilities and indebtedness of every nature of the Company under the Security Documents, the Exchange Agreement, the Notes, the Loans, the Warrants, the Registration Rights Agreement and the other Transaction Documents, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, taxes, indemnities, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable whether before or after the filing of a bankruptcy, insolvency or similar proceeding under applicable federal, state, foreign or other law and whether or not an allowed claim in any such proceeding, and (ii) all obligations, liabilities and indebtedness of every nature of any subsequent Guarantor from time to time owed or owing to Buyer and/or Collateral Agent, including, without limitation, all obligations, liabilities and indebtedness of every nature of the Guarantors under or in respect of this Guaranty, the Pledge Agreement, the Security Agreement, the Exchange Agreement, the Notes, the Loans, the Warrants, the Registration Rights Agreement, the other Security Documents and the other Transaction Documents, as the case may be, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, taxes, indemnities, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable whether before or after the filing of a bankruptcy, insolvency or similar proceeding under applicable federal, state, foreign or other law and whether or not an allowed claim in any such proceeding.

         2.       Guaranty of Payment.
                  -------------------

                  (a) Each Guarantor, jointly and severally, hereby unconditionally and irrevocably guaranties the full and prompt payment and performance to Buyer and Collateral Agent, on behalf of itself and in its capacity as agent for the benefit of Buyer, when due upon demand, at maturity or by reason of acceleration or otherwise and at all times thereafter, of any and all of the Obligations.

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                  (b)      Each Guarantor acknowledges that valuable
consideration supports this Guaranty, including, without limitation, the consideration set forth in the recitals above, as well as any commitment to lend, extension of credit or other financial accommodation, whether heretofore or hereafter made by Buyer to the Company; any extension, renewal or replacement of any of the Obligations; any forbearance with respect to any of the Obligations or otherwise; any cancellation of an existing guaranty; any purchase of any of the Company's assets by Buyer or Collateral Agent; or any other valuable consideration.

                  (c) Each Guarantor agrees that all payments under this Guaranty shall be made in United States currency and in the same manner as provided for the Obligations.

                  (d) Notwithstanding any provision of this Guaranty to the contrary, it is intended that this Guaranty, and any interests, liens and security interests granted by Guarantors as security for this Guaranty, not constitute a "Fraudulent Conveyance" (as defined below) in the event that this Guaranty or such interest is subject to the Bankruptcy Code or any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state. Consequently, Guarantors, Collateral Agent and Buyer agree that if this Guaranty, or any such interests, liens or security interests securing this Guaranty, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty and each such lien and security interest shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such interest, lien or security interest to constitute a Fraudulent Conveyance, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, "Fraudulent Conveyance" means a fraudulent conveyance under Section 548 of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, as in effect from time to time.

         3. Costs and Expenses. Each Guarantor, jointly and severally, agrees to pay on demand, all costs and expenses of every kind incurred by Buyer or Collateral Agent: (a) in enforcing this Guaranty, (b) in collecting any of the Obligations from the Company or any Guarantor, (c) in realizing upon or protecting or preserving any collateral for this Guaranty or for payment of any of the Obligations, and (d) in connection with any amendment of, modification to, waiver or forbearance granted under, or enforcement or administration of any Transaction Document or for any other purpose in connection with any Transaction Document, in each case, to the extent Buyer or Collateral Agent may take such action pursuant to the terms and conditions of this Agreement. "Costs and expenses" as used in the preceding sentence shall include, without limitation, reasonable attorneys' fees incurred by Buyer or Collateral Agent in retaining legal counsel for advice, suit, appeal, any insolvency or other proceedings under the Bankruptcy Code or otherwise, or for any purpose specified in the preceding sentence.

         4.       Nature of Guaranty: Continuing, Absolute and Unconditional.
                  ----------------------------------------------------------

                  (a) This Guaranty is and is intended to be a continuing guaranty of payment of the Obligations, and not of collectibility, and is and is intended to be independent of and in addition to any other guaranty, indorsement, collateral or other agreement held by Buyer or Collateral Agent therefor or with respect thereto, whether or not furnished by a Guarantor. None of Buyer and Collateral Agent shall be required to prosecute collection, enforcement or other remedies against Company, any other Guarantor or guarantor

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

of the Obligations or any other person or entity, or to enforce or resort to any of the Collateral or other rights or remedies pertaining thereto, before calling on a Guarantor for payment. The obligations of each Guarantor to repay the Obligations hereunder shall be unconditional. Each Guarantor shall have no right of subrogation with respect to any payments made by any Guarantor hereunder until the termination of this Guaranty in accordance with Section 8 below, and hereby waives any benefit of, and any right to participate in, any security or collateral given to Buyer to secure payment of the Obligations, and each Guarantor agrees that it will not take any action to enforce any obligations of the Company to such Guarantor prior to the Obligations being finally paid in full in cash, provided that, in the event of the bankruptcy or insolvency of the Company, to the extent the Obligations have not been finally paid in full in cash, Collateral Agent, for the benefit of itself and Buyer, and Buyer shall be entitled notwithstanding the foregoing, to file in the name of any Guarantor or in its own name a claim for any and all indebtedness owing to a Guarantor by the Company (exclusive of this Guaranty), vote such claim and to apply the proceeds of any such claim to the Obligations.

                  (b) For the further security of Buyer and without in any way diminishing the liability of the Guarantors, following the occurrence of an Event of Default, all debts and liabilities, present or future of the Company to the Guarantors and all monies received from the Company or for its account by the Guarantors in respect thereof shall be received in trust for Buyer and Collateral Agent and promptly following receipt shall be paid over to Collateral Agent, for its benefit and in its capacity as collateral agent for the benefit of Buyer, until all of the Obligations have been paid in full in cash.

                  (c) This Guaranty shall not be changed or affected by any representation, oral agreement, act or thing whatsoever, except as herein provided. This Guaranty is intended by the Guarantors to be the final, complete and exclusive expression of the guaranty agreement between the Guarantors and Buyer. No modification or amendment of any provision of this Guaranty shall be effective against any party hereto unless in writing and signed by a duly authorized officer of such party.

                  (d) Each Guarantor hereby releases the Company from all, and agrees not to assert or enforce (whether by or in a legal or equitable proceeding or otherwise) any "claims" (as defined in Section 101(5) of the Bankruptcy Code), whether arising under any law, ordinance, rule, regulation, order, policy or other requirement of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of its business or assets or otherwise, to which the Guarantors are or would at any time be entitled by virtue of its obligations hereunder, any payment made pursuant hereto or the exercise by Buyer or Collateral Agent of its rights with respect to the Collateral, including any such claims to which such Guarantors may be entitled as a result of any right of subrogation, exoneration or reimbursement.

         5.       Certain Rights and Obligations.
                  ------------------------------

                  (a) Each Guarantor acknowledges and agrees that Buyer and Collateral Agent, for its benefit and as collateral agent for the benefit of Buyer, may, without notice, demand or any reservation of rights against such Guarantor and without affecting such Guarantor's obligations hereunder, from time to time:

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                           (i)      renew, extend, increase, accelerate or
otherwise change the time for payment of, the terms of or the interest on the Obligations or any part thereof or grant other indulgences to the Company or others;

                           (ii)     accept from any person or entity and hold
collateral for the payment of the Obligations or any part thereof, and modify, exchange, enforce or refrain from enforcing, or release, compromise, settle, waive, subordinate or surrender, with or without consideration, such collateral or any part thereof;

                           (iii)    accept and hold any indorsement or guaranty
of payment of the Obligations or any part thereof, and discharge, release or substitute any such obligation of any such indorser or guarantor, or discharge, release or compromise any Guarantor, or any other person or entity who has given any security interest in any collateral as security for the payment of the Obligations or any part thereof, or any other person or entity in any way obligated to pay the Obligations or any part thereof, and enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such indorser, guarantor, or person or entity;

                           (iv)     dispose of any and all collateral securing
the Obligations in any commercially reasonable manner (to the extent required under applicable law) as the Collateral Agent, in its reasonable discretion may consider appropriate and direct the order or manner of such disposition and the enforcement of any and all endorsements and guaranties relating to the Obligations or any part thereof as Collateral Agent in its sole discretion may determine;

                           (v)      subject to the terms of the Notes, determine
the manner, amount and time of application of payments and credits, if any, to be made on all or any part of any component or components of the Obligations (whether principal, interest, fees, costs, and expenses, or otherwise), including, without limitation, the application of payments received from any source to the payment of indebtedness other than the Obligations even though Buyer might lawfully have elected to apply such payments to the Obligations or to amounts which are not covered by this Guaranty; and

                           (vi)     take advantage or refrain from taking
advantage of any security or accept or make or refrain from accepting or making any compositions or arrangements when and in such manner as Collateral Agent, in its sole discretion, may deem appropriate;

and generally do or refrain from doing any act or thing which might otherwise, at law or in equity, release the liability of such Guarantor as a guarantor or surety in whole or in part, and in no case shall Buyer or Collateral Agent be responsible or shall any Guarantor be released either in whole or in part for any act or omission in connection with Buyer or Collateral Agent having sold any security at less than its value; provided any such sale was conducted in a commercially reasonable manner (to the extent required under applicable law).

                  (b) Following the occurrence and during the continuance of an Event of Default, and upon demand by Collateral Agent, each Guarantor, jointly and severally, hereby agrees to pay the Obligations to the extent hereinafter provided and to the extent unpaid:

                           (i)      without deduction by reason of any setoff,
defense (other than payment) or counterclaim of the Company or any other Guarantor;

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                           (ii)     without requiring presentment, protest or
notice of nonpayment or notice of default to any Guarantor, to the Company or to any other person or entity;

                           (iii)    without demand for payment or proof of such
demand or filing of claims with a court in the event of receivership, bankruptcy or reorganization of the Company or any other Guarantor;

                           (iv)     without requiring Buyer or Collateral Agent
to resort first to the Company (this being a guaranty of payment and not of collection), to any other Guarantor, or to any other guaranty or any collateral which Buyer or Collateral Agent may hold;

                           (v)      without requiring notice of acceptance
hereof or assent hereto by Buyer or Collateral Agent; and

                           (vi)     without requiring notice that any of the
Obligations has been incurred, extended or continued or of the reliance by Buyer or Collateral Agent upon this Guaranty;

all of which each Guarantor hereby waives.

                  (c) Each Guarantor's obligation hereunder shall not be affected by any of the following, all of which such Guarantor hereby waives:

                           (i)      any failure to perfect or continue the
perfection of any security interest in or other lien on any collateral securing payment of any of the Obligations or any Guarantor's obligation hereunder;

                           (ii)     the invalidity, unenforceability, propriety
of manner of enforcement of, or loss or change in priority of any document or any such security interest or other lien or guaranty of the Obligations;

                           (iii)    any failure to protect, preserve or insure
any such collateral;

                           (iv)     failure of a Guarantor to receive notice of
any intended disposition of such collateral;

                           (v)      any defense arising by reason of the
cessation from any cause whatsoever of liability of the Company including, without limitation, any failure, negligence or omission by Buyer or Collateral Agent in enforcing its claims against the Company;

                           (vi)     any release, settlement or compromise of any
obligation of the Company, any other Guarantor or any other guarantor of the Obligations;

                           (vii)    the invalidity or unenforceability of any of
the Obligations;

                           (viii)   any change of ownership of the Company, any
other Guarantor or any other guarantor of the Obligations or the insolvency, bankruptcy or any other change in the legal status of the Company, any other Guarantor or any other guarantor of the Obligations;

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                           (ix)     any change in, or the imposition of, any
law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Obligations;

                           (x)      the existence of any claim, setoff or other
rights which the Guarantor, Company, any other Guarantor or guarantor of the Obligations or any other person or entity may have at any time against Buyer, Collateral Agent or the Company in connection herewith or any unrelated transaction;

                           (xi)     Buyer's or Collateral Agent's election in
any case instituted under chapter 11 of the Bankruptcy Code, of the application of section 1111(b)(2) of the Bankruptcy Code;

                           (xii)    any use of cash collateral, or grant of a
security interest by the Company, as debtor in possession, under sections 363 or 364 of the Bankruptcy Code;

                           (xiii)   the disallowance of all or any portion of
any of Buyer's or Collateral Agent's claims for repayment of the Obligations under sections 502 or 506 of the Bankruptcy Code;

                           (xiv)    any stay or extension of time for payment by
the Company or any other Guarantor resulting from any proceeding under the Bankruptcy Code or any similar law; or

                           (xv)     any other fact or circumstance which might
otherwise constitute grounds at law or equity for the discharge or release of a Guarantor from its obligations hereunder, all whether or not such Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (i) through (xiv) of this Section 5(c).

         6. Representations and Warranties. Each Guarantor further represents and warrants to Buyer and Collateral Agent that: (a) such Guarantor is a corporation or other entity duly incorporated or organized, as applicable, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable, and has full power, authority and legal right to own its property and assets and to transact the business in which it is presently engaged; (b) such Guarantor has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary action to authorize the guarantee hereunder on the terms and conditions of this Guaranty and to authorize the execution, delivery and performance of this Guaranty; (c) this Guaranty has been duly executed and delivered by such Guarantor and constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except to the extent that such enforceability is subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally, or the availability of equitable remedies, which are subject to the discretion of the court before which an action may be brought; and (d) the execution, delivery and performance by each Guarantor of this Guaranty do not require any action by or in respect of, or filing with, any governmental body, agency or official and do not violate, conflict with or cause a breach or a default under any provision of (i) applicable law or regulation, (ii) the organizational documents of any Guarantor, (iii) any judgment, injunction, order, decree or other instrument

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binding upon it, or (iv) any agreement binding upon it, to the extent, solely with respect to this clause (iv), such violation could not reasonably be expected to have a Material Adverse Effect.

         7. Negative Covenants. Each Guarantor covenants with Buyer and Collateral Agent that such Guarantor shall not grant any security interest in or permit any lien, claim or encumbrance upon any of its assets in favor of any person or entity other than liens and security interests in favor of Buyer and Collateral Agent and Permitted Liens.

         8. Termination. This Guaranty shall not terminate until such time, if any, as (i) all Indebtedness under the Notes secured hereby shall be finally paid in full in cash, (ii) no Notes shall remain outstanding, (iii) all commitments to lend under the Exchange Agreement (including, without limitation, any and all commitments of Buyer to purchase Additional Notes) shall have terminated and (iv) there shall exist no other outstanding payment or reimbursement obligations (other than contingent indemnification obligations for which no claims shall have been asserted) of the Borrower or the Guarantors to the Collateral Agent under any of the Transaction Documents. Thereafter, but subject to the following, Collateral Agent, on its behalf and as agent for Buyer, shall take such action and execute such documents as the Guarantors may request (and at the Guarantors' cost and expense) in order to evidence the termination of this Guaranty. Each Guarantor further agrees that, to the extent that the Company makes a payment or payments to Buyer or Collateral Agent on the Obligations, or Buyer or Collateral Agent receive any proceeds of collateral securing the Obligations or any other payments with respect to the Obligations, which payment or receipt of proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be returned or repaid to the Company, its estate, trustee, receiver, debtor in possession or any other person or entity, including, without limitation, the Guarantors, under any insolvency or bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment, return or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date when such initial payment, reduction or satisfaction occurred, and this Guaranty shall continue in full force notwithstanding any contrary action which may have been taken by Buyer or Collateral Agent in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Buyer's or Collateral Agent's rights under this Guaranty and shall be deemed to have been conditioned upon such payment having become final.

         9. Guaranty of Performance. Each Guarantor also guaranties the full, prompt and unconditional performance of all obligations and agreements of every kind owed or hereafter to be owed by the Company to Buyer and Collateral Agent under the Exchange Agreement, Registration Rights Agreement, the Warrants, Security Documents and the Notes. Every provision for the benefit of Buyer and Collateral Agent contained in this Guaranty shall apply to the guaranty of performance given in this paragraph.

         10. Assumption of Liens and Obligations. To the extent that a Guarantor has received or shall hereafter receive distributions or transfers from the Company of property or cash that are subject, at the time of such contribution, to liens and security interests in favor of Buyer and/or the Collateral Agent in accordance with the Notes, the Security Agreement or any other Security Document, such Guarantor hereby expressly agrees that (i) it shall hold such assets subject to such liens and security interests, and (ii) it

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shall be liable for the payment of the Obligations secured thereby. Each
Guarantor's obligations under this Section 10 shall be in addition to its obligations as set forth in other sections of this Guaranty and not in substitution therefor or in lieu thereof.

         11.      Miscellaneous.
                  -------------

                  (a) The terms "Company" and "Guarantor" as used in this Guaranty shall include: (i) any successor individual or individuals, association, partnership, limited liability company or corporation to which all or substantially all of the business or assets of the Company or such Guarantor shall have been transferred and (ii) any other association, partnership, limited liability company, corporation or entity into or with which the Company or such Guarantor shall have been merged, consolidated, reorganized, or absorbed.

                  (b) Without limiting any other right of Buyer or Collateral Agent, whenever Buyer or Collateral Agent has the right to declare any of the Obligations to be immediately due and payable (whether or not it has been so declared), Collateral Agent, on its behalf and in its capacity as agent for the benefit of Buyer, at its sole election without notice to the undersigned may appropriate and set off against the Obligations:

                           (i)      any and all indebtedness or other moneys due
or to become due to any Guarantor by Buyer or Collateral Agent in any capacity; and

                           (ii)     any credits or other property belonging to
any Guarantor (including all account balances, whether provisional or final and whether or not collected or available) at any time held by or coming into the possession of Buyer or Collateral Agent, or any affiliate of Buyer or Collateral Agent, whether for deposit or otherwise;

whether or not the Obligations or the obligation to pay such moneys owed by Buyer or Collateral Agent is then due, and Buyer or Collateral Agent shall be deemed to have exercised such right of set off immediately at the time of such election even though any charge therefor is made or entered on Buyer's or Collateral Agent's records subsequent thereto. Collateral Agent agrees to notify such Guarantor in a reasonably practicable time of any such set-off; however, failure to so notify such Guarantor shall not affect the validity of any set-off.

                  (c) No course of dealing between the Company or any Guarantor and Buyer or Collateral Agent and no act, delay or omission by Buyer or Collateral Agent in exercising any right or remedy hereunder or with respect to any of the Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Buyer or Collateral Agent may remedy any default by the Company under any agreement with the Company or with respect to any of the Obligations in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by the Company. All rights and remedies of Buyer and Collateral Agent hereunder are cumulative.

                  (d) This Guaranty shall inure to the benefit of the parties hereto and their respective successors and assigns.

                  (e) Collateral Agent may assign its rights hereunder without the consent of Guarantors, in which event such assignee shall be deemed to be Collateral Agent hereunder with respect to such assigned rights; provided such assignment shall not relieve the Collateral Agent of any liability it may have to the Guarantor.

                  (f) Captions of the sections of this Guaranty are solely for the convenience of the parties hereto, and are not an aid in the interpretation of this Guaranty and do not constitute part of the agreement of the parties set forth herein.

                  (g) If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective.

                  (h) All questions concerning the construction, validity, enforcement and interpretation of this Guaranty shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each Guarantor hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereto acknowledge that Buyer has executed each of the Transaction Documents to be executed by it in the State of New York.

                  (i) Notices. All notices, approvals, requests, demands and other communications hereunder shall be delivered or made in the manner set forth in, and shall be effective in accordance with the terms of, the Exchange Agreement or, in the case of communications to the Collateral Agent, directed to the notice address set forth in the Security Agreement; provided, that any communication shall be effective as to any Guarantor if made or sent to the Company in accordance with the foregoing.

         12.      WAIVERS.
                  -------

                  (a) EACH GUARANTOR WAIVES THE BENEFIT OF ALL VALUATION, APPRAISAL AND EXEMPTION LAWS.

                  (b) UPON THE OCCURRENCE OF A DEFAULT OR EVENT OF DEFAULT, EACH GUARANTOR HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY BUYER OR COLLATERAL AGENT, ON ITS BEHALF AND IN ITS CAPACITY AS AGENT FOR THE BENEFIT OF BUYER, OF ITS RIGHTS TO REPOSSESS THE COLLATERAL

WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. EACH GUARANTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS TRANSACTION AND THIS GUARANTY.

                  (c) EACH GUARANTOR WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY BUYER OR COLLATERAL AGENT. EACH GUARANTOR AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH GUARANTOR FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY.

         13. Collateral Agent. The terms and provisions of Section 5.12 of the Security Agreement which set forth the appointment of the Collateral Agent and the indemnifications by Buyer to which the Collateral Agent is entitled are hereby incorporated by reference herein as if fully set forth therein.

         14.      Payments Free of Taxes.
                  ----------------------

                  (a)      Definitions. In this Section 14:

                           (i)      "Excluded Taxes" means, with respect to the
Collateral Agent or Buyer, or any other recipient of any payment to be made by or on account of any obligations of any Guarantor under this Guaranty, or under any other Security Document, income or franchise taxes imposed on (or measured by) its net income by the United States of America or such other jurisdiction under the laws of which such recipient is organized or in which its principal office is located.

                           (ii)     "Governmental Authority" means the
government of the United States of America or any other nation, or any political subdivision thereof, whether state or local, or any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government over the Company or any of its Subsidiaries, or any of their respective properties, assets or undertakings.

                           (iii)    "Indemnified Taxes" means Taxes other than
Excluded Taxes.

                           (iv)     "Taxes" means any and all present or future
taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

                  (b) Any and all payments by or on account of any obligation of any of the Guarantors under this Guaranty or any other Security Document shall be made without any set-off, counterclaim or deduction and free and clear of and without deduction for any Indemnified Taxes; provided that if any Guarantor shall be required to deduct any Indemnified Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 14(b)), the Collateral Agent or Buyer, as applicable, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and
(iii) such Guarantor shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                  (c) Indemnification by the Guarantors. Each Guarantor shall indemnify the Collateral Agent and Buyer, within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes paid by the Collateral Agent or Buyer, as applicable, on or with respect to any payment by or on account of any obligation of such Guarantor under this Guaranty and the other Security Documents (including Indemnified Taxes or imposed or asserted on or attributable to amounts payable under this Section 14) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate of the Collateral Agent or Buyer as to the amount of such payment or liability under this Section 14 shall be delivered to such Guarantor and shall be conclusive absent manifest error.

         15. Counterparts; Headings. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party; provided that a facsimile, .pdf or similar electronically transmitted signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

         [rest of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, Guarantors have executed this Guaranty as of the date first written above.


                                       GUARANTOR:

                                       SONTERRA RESOURCES INC., a Delaware
                                       corporation

                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title: __________________________________

                                                                       EXHIBIT A

                                 Form of Joinder
                               Joinder to Guaranty

         The undersigned, [__________] a [__________], hereby joins in the execution of that certain Guaranty dated as of _______ __, 2007 (the "Guaranty"), by each of SONTERRA RESOURCES INC., a Delaware corporation, and each other person or entity that becomes a Guarantor thereunder after the date and pursuant to the terms thereof, to and in favor of Viking Asset Management L.L.C., a California limited liability company, as collateral agent. By executing this Joinder, the undersigned hereby agrees that it is a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor. The undersigned agrees to be bound by all of the terms and provisions of the Guaranty and represents and warrants that the representations and warranties set forth in Section 6 of the Guaranty are, with respect to the undersigned, true and correct as of the date hereof. Each reference to a Guarantor in the Guaranty shall be deemed to include the undersigned.

         In Witness Whereof, the undersigned has executed this Joinder this ___ day of _________, 200_.

                                       ____________________________________